UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number      811-21399

The Aegis Funds
(Exact name of Registrant as specified in charter)

1100 N. Glebe Road, Suite 1040, Arlington, VA  22201
(Address of principal executive offices) (Zip code)

Scott L. Barbee, 1100 N. Glebe Road., Suite 1040, Arlington, VA  22201
(Name and address of agent for service)

Registrant's telephone number, including area code:      (703) 528-7788

Date of fiscal year end:     12/31

Date of reporting period:   6/30/11

Item 1.        Reports to Stockholders

AEGIS High Yield Fund (AHYFX)

SEMI-ANNUAL REPORT
JUNE 30, 2011

Shareholders’ Letter

August 17, 2011

To the Shareholders of the Aegis High Yield Fund:

We are pleased to present the Aegis High Yield Fund Semi-Annual Report for the six month period ended June 30, 2011.

If at any time you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at our high yield bond market commentary and the Fund’s performance record. We will briefly review the objectives and strategy of the Aegis High Yield Fund.

The Aegis High Yield Fund seeks to earn consistent total returns that exceed its benchmark index over periods of three to five years, while striving for below-average risk compared to its peers. The Fund’s long-term investment strategy is based on its total return objective. We use in-depth fundamental analysis of issuers to identify bonds and build a portfolio with the potential for capital appreciation due to improved company performance, ratings upgrades, or better industry conditions. We seek situations where Wall Street’s appraisal of a security’s value is more negative than we have determined based upon an independent study of the facts. The bonds purchased for the portfolio are not necessarily the highest-yielding issues in the market. Our goal is to maximize risk-adjusted long-term total return.

For the six month period ended June 30, 2011, the Fund posted a total return of 3.7%, versus a total return of 5.0% for its benchmark, the Barclays Capital High Yield Index. The Fund’s under performance relative to the benchmark was in part due to a decline in one of the Fund’s largest energy issuers. From inception at January 1, 2004 through period end, the Fund’s annualized total return was 8.6%, versus 8.4% for the Barclays Capital High Yield Index.

The weighted average maturity of the Fund portfolio at June 30th, 2011 was approximately 3.8 years. The duration of the Fund portfolio (excluding Fund holdings of equity securities) was 2.3 years, compared to a reported 4.4 years for the Barclays Capital High Yield Index. Duration is a measure of the sensitivity of a portfolio’s value to changes in interest rates. Generally, a shorter duration makes portfolio returns less sensitive to the risk of rising interest rates.

The Fund’s net asset value at June 30th, 2011 was $10.00 per share, versus $9.99 at the beginning of the year. Income distributions totaling 36 cents per share were paid during the six month period. At June 30th, 2011, the Fund’s SEC 30-day annualized yield to maturity was 6.4%.

During much of the first half of 2011 high yield bond prices and spreads were relatively stable, however starting in May yield spreads gradually began widening and then accelerated in August. As of this writing, we estimate high yield bond spreads (as measured by the Yield-to-Maturity of the Barclays Capital High Yield Very Liquid Index over 10-year treasuries) to be at 632 basis points. This is up from 458 basis points at the start of the year, and above the 540 basis point 17-year average.

This level is reflective of a market where demand for high-yield bonds has recently abated due to an increase in general economic outlook concerns. However, it is noteworthy that the current elevated spread is based off of treasury yields that are at the lower end of historical norms. We are cognizant of the risk of rising interest rates and have made efforts to position the portfolio accordingly, favoring bonds with shorter effective durations.

While attractive risk/reward opportunities in the high-yield market have recently expanded they are still less plentiful than at the beginning of 2009. The Fund made significant investments during the period in energy bonds, real estate bonds, and other tangible asset-based issues. The fund continues to seek out investments in debt that is favorably situated in the capital structure of companies experiencing improving business and balance sheet fundamentals.

A more in-depth review of the Fund’s performance, outlook, and general market commentary can be found in the Second Quarter 2011 Manager’s Letter. For those of you who do not automatically receive our quarterly manager’s letters in the mail from your broker, they are available on our website at www.aegishighyieldfund.com or by calling us at 800-528-3780. However, please be aware that these manager’s letters are not a part of the SEC-mandated Semi-Annual Report contained in this booklet.

Finally, as we have noted in the past, Aegis Financial employees and our families continue to hold significant personal investments in the Fund, totaling over $3.0 million. We thank you for continuing to invest with us.

Aegis Financial Corporation

Scott L. Barbee, CFA
Managing Director, Portfolio Manager

* — Aegis High Yield Fund’s one-year, three-year, five-year and since inception (1/1/2004) average annual returns for the period ending June 30, 2011 are 17.3%, 13.8%, 9.7%, and 8.6% respectively. Returns include reinvestment of dividends and capital gains. Barclays Capital High Yield Index one-year, three-year, five-year and since inception average annual returns for the period ending June 30, 2011 are 15.6%, 12.7%, 9.3%, and 8.4%. All historical performance returns shown in this shareholders’ letter for the Aegis High Yield Fund are pre-tax returns. This report does not constitute an offer or solicitation of any transaction in any securities. The Aegis High Yield Fund is offered by prospectus only.

Investors are advised to consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Aegis High Yield Fund. For a prospectus and more complete information, including charges and expenses, please call 800-528-3780 or visit our website at www.aegishighyieldfund.com, where an online prospectus is provided. The prospectus should be read carefully before investing.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end.

About Your Fund’s Expenses
June 30, 2011
(Unaudited)

Important Note:

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire semi-annual period, January 1, 2011 – June 30, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses.

		Actual		Hypothetical (5% annual return before expenses)
Fund	Beginning Account Value (01/01/2011)	Ending Account Value (6/30/2011)(1)	Expenses Paid During Period(2)	Ending Account Value (6/30/2011)	Expenses Paid During Period(2)
Aegis High Yield Fund	$1,000.00	$1,037.02	$6.05	$1,019.06	$6.00

(1)	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2011 to June 30, 2011 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period January 1, 2011 to June 30, 2011 was 3.70%.
(2)	Expenses are equal to the Fund’s annualized expense ratio (1.20%) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period between 01/01/2011 and 6/30/2011).

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table above also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees, or redemption fees.

Key Statistics

Results of a $10,000 Investment

Average Annual Total Returns (As of June 30, 2011)

	Aegis High Yield	Barclays Capital HY Index
Trailing 1 Year	17.29%	15.63%
Trailing 3 Year	13.77%	12.68%
Trailing 5 Year	9.69%	9.30%
Since inception (January 1, 2004)	8.62%	8.45%

Returns on both Aegis High Yield Fund and Barclays Capital High Yield Index assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. As of May 2, 2011, the effective date of the most recent prospectus, the gross expense ratio for the fund was 1.92%.

Portfolio Characteristics
June 30, 2011
(Unaudited)

Industry Breakdown

	% of the Fund’s Net Assets
Common Stock		2.9%
Diversified Financial Services	0.1%
Real Estate Investment Trusts	2.8%
Corporate Bonds		79.1%
Agriculture	6.4%
Apparel	0.9%
Auto Parts & Equipment	3.0%
Chemicals	6.2%
Coal	1.2%
Diversified Financial Services	2.0%
Engineering & Construction	0.1%
Entertainment	2.4%
Food	3.2%
Home Builders	2.1%
Investment Companies	1.3%
Iron/Steel	0.0%
Lodging	2.4%
Media	1.4%
Mining	3.2%
Miscellaneous Manufacturing	0.5%
Oil Companies – Exploration & Production	15.7%
Oil Refining & Marketing	4.9%
Oil & Gas Services	7.6%
Packaging & Containers	3.0%
Real Estate Investment Trusts	6.6%
Retail	1.8%
Telecommunications	1.7%
Transportation	1.5%
Preferred Stocks		5.9%
Insurance	1.9%
Oil & Gas – Exploration & Production	4.0%
Short-Term Investments		12.5%
Liabilities in Excess of Other Assets		(0.4)%
Net Assets		100.0%

Portfolio Characteristics
June 30, 2011
(Unaudited)

Credit Quality – % of Corporate Bonds

BB	3.4%
B	43.3%
CCC	10.0%
Below CCC or other	43.3%
Total	100.0%

Maturity (Or Most Likely Call) – % of Corporate Bonds

Less than 1 year	2.2%
1 – 3 years	19.3%
4 – 6 years	71.6%
7 – 10 years	4.1%
More than 10 years	2.8%
Total	100.0%

Schedule of Portfolio Investments
June 30, 2011
(Unaudited)

	Shares or Principal Amount	Value
Common Stock – 2.9%
Diversified Financial Services – 0.1%
ADFITECH, Inc.(1)	5,000	$14,000
Real Estate Investment Trusts – 2.8%
CommonWealth REIT	15,800	408,272
PMC Commercial Trust REIT	95,814	790,466
		1,198,738
Total Common Stock (Cost $1,318,184)		1,212,738
Corporate Bonds – 79.1%
Agriculture – 6.4%
Alliance One Intl., Inc., Company Guarantee, 10.00%, 7/15/2016	$1,000,000	970,000
Alliance One Intl., Inc., Sr. Subord., 5.50%, 7/15/2014	1,000,000	961,250
Vector Group Ltd., Sr. Sec., 11.00%, 8/15/2015	750,000	789,375
		2,720,625
Apparel – 0.9%
Unifi, Inc., Sr. Sec. Notes, 11.50%, 5/15/2014	378,000	392,647
Auto Parts & Equipment – 3.0%
Stanadyne Corp., Sr. Subord. Notes, 10.00%, 8/15/2014	500,000	511,250
Stanadyne Holdings, Inc., Sr. Discount Notes, 12.00%, 2/15/2015	750,000	770,625
		1,281,875
Chemicals – 6.2%
American Pacific Corp., Company Guarantee, 9.00%, 2/1/2015	2,000,000	1,920,000
Kronos Intl., Inc., Sr. Sec., 6.50%, 4/15/2013(2)	480,000	698,693
		2,618,693
Coal – 1.2%
Murray Energy Corp., Sr. Sec., 10.25%, 10/15/2015(3)	500,000	527,500

See Notes to Financial Statements.

Schedule of Portfolio Investments
June 30, 2011
(Unaudited)

	Principal Amount	Value
Corporate Bonds – (continued)
Diversified Financial Services – 2.0%
ADFITECH, Inc., Sr. Sec., 8.00%, 3/15/2020	$19,567	$13,674
Penson Worldwide, Inc., Sr. Unsec., 8.00%, 6/1/2014(3)	1,000,000	822,500
		836,174
Engineering & Construction – 0.1%
Pfleiderer Finance BV, Company Guarantee, 7.125%, 5/29/2049(2)	650,000	51,843
Entertainment – 2.4%
Jacobs Entertainment, Inc., Company Guarantee, 9.75%, 6/15/2014	1,000,000	1,020,000
Food – 3.2%
Reddy Ice Corp., Sr. Sec., 11.25%, 3/15/2015	1,250,000	1,284,375
Reddy Ice Corp., Sr. Sec., 13.25%, 11/1/2015	98,000	91,140
		1,375,515
Home Builders – 2.1%
Staunton Hotel LLC, Notes, 6.25%, 6/1/2029(3)	1,700,000	877,295
WCI Communities, Inc., Company Guarantee, 9.125%, 5/1/2012(1)(4)(5)	200,000	—
		877,295
Investment Companies – 1.3%
Offshore Group Investments Ltd., Sr. Sec., 11.50%, 8/1/2015	500,000	546,250
Iron/Steel – 0.0%
Ryerson, Inc., Company Guarantee, 8.25%, 12/15/2011	5,000	4,888
Lodging – 2.4%
Royal Host, Inc., Sub Debentures, 5.90%, 6/30/2014(2)	8,000	6,408
Royal Host, Inc., Subord., 6.25%, 9/30/2013(2)	1,120,000	994,059
		1,000,467

See Notes to Financial Statements.

Schedule of Portfolio Investments
June 30, 2011
(Unaudited)

	Principal Amount	Value
Corporate Bonds – (continued)
Media – 1.4%
Fisher Communications, Inc., Company Guarantee, 8.625%, 9/15/2014	$383,000	$389,702
Hearst-Argyle Television, Inc., Sr. Unsec., 7.00%, 1/15/2018	265,000	212,271
		601,973
Mining – 3.2%
Jaguar Mining, Inc., Sr. Unsec., 4.50%, 11/1/2014(3)	1,500,000	1,336,875
Miscellaneous Manufacturing – 0.5%
Arctic Glacier Income, Sub Debentures, 6.50%, 7/31/2011(2)	205,000	191,566
Oil Companies-Exploration & Production – 15.7%
ATP Oil & Gas Corp., Sr. Sec., 11.875%, 5/1/2015	1,000,000	1,020,000
Black Elk Energy Offshore Operations LLC and Black Elk Finance Corp., Sr. Sec., 13.75%, 12/1/2015(3)	2,500,000	2,525,000
Panoro Energy ASA, Sr. Sec., 12.00%, 11/15/2018(3)	1,100,000	1,133,000
RAAM Global Energy Co., Sec., 12.50%, 10/1/2015	900,000	949,500
Woodbine Acquisition Corp., Sec., 12.00%, 5/15/2016	1,000,000	1,035,000
		6,662,500
Oil Refining & Marketing – 4.9%
Coffeyville Resources LLC, Sr. Sec., 10.875%, 4/1/2017(3)	1,000,000	1,140,000
Western Refining, Inc., Sr. Sec., 11.25%, 6/15/2017(3)	830,000	937,900
		2,077,900

See Notes to Financial Statements.

Schedule of Portfolio Investments
June 30, 2011
(Unaudited)

	Principal Amount	Value
Corporate Bonds – (continued)
Oil & Gas Services – 7.6%
Global Rig Co. ASA, Company Guarantee, 13.00%, 6/15/2015	$1,200,000	$1,212,000
Sevan Marine ASA, Sr. Sec., 3.417%, 5/14/2013(3)	1,600,000	1,318,000
Sevan Marine ASA, Sr. Sec., 13.25%, 8/10/2015(2)	4,500,000	696,459
		3,226,459
Packaging & Containers – 3.0%
Pretium Packaging LLC, Sr. Sec., 11.50%, 4/1/2016(3)	1,250,000	1,271,875
Real Estate Investment Trusts – 6.6%
BTB Real Estate Investment Trust, Sub Debentures, 8.00%, 10/3/2011(2)	501,000	526,506
Huntingdon Real Estate Investment Trust, Sub Debentures, 7.50%, 3/31/2012(2)(3)	15,000	15,685
InterRent Real Estate Investment Trust, Subord., 7.00%, 1/31/2013(2)	461,000	482,175
Scott’s Real Estate Investment Trust, Sub Debentures, 7.15%, 12/31/2012(2)(3)	16,000	17,262
Scott’s Real Estate Investment Trust, Sub Debentures, 7.75%, 12/31/2014(2)	1,637,000	1,735,530
		2,777,158
Retail – 1.8%
HOA Restaurant Group LLC, Sr. Sec., 11.25%, 4/1/2017(3)	750,000	757,500
Telecommunications – 1.7%
Broadview Networks Holdings, Inc., Sr. Sec., 11.375%, 9/1/2012	750,000	714,375
Transportation – 1.5%
Boa Deep C AS, Sr. Sec., 8.22%, 4/27/2016(2)	3,500,000	629,269
Total Corporate Bonds (Cost $34,166,560)		33,501,222

See Notes to Financial Statements.

Schedule of Portfolio Investments
June 30, 2011
(Unaudited)

	Shares or Principal Amount	Value
Preferred Stocks – 5.9%
Insurance – 1.9%
Aspen Insurance Holdings Ltd., 5.625%	15,432	$806,322
Oil Companies-Exploration & Production – 4.0%
ATP Oil & Gas Corp., 11.875%(3)	8,200	744,150
Magnum Hunter Resources Corp., 10.25%	37,100	946,050
		1,690,200
Total Preferred Stocks (Cost $2,682,582)		2,496,522
Short-Term Investments – 12.5%
UMB Bank Money Market Fiduciary, 0.010%(6)	$5,292,799	5,292,799
Total Short-Term Investments (Cost $5,292,799)		5,292,799
Total Investments – 100.4% (Cost $43,460,125)		42,503,281
Liabilities in Excess of Other Assets – (0.4)%		(169,889)
Net Assets – 100.0%		$42,333,392

(1)	Non-income producing securities.
(2)	Foreign security denominated in U.S. Dollars.
(3)	144A – Represents a security sold under Rule 144A which is exempt from registration and may be resold to qualified institutional buyers under provisions of Rule 144A under the Securities Act of 1933, as amended.
(4)	Issue is in default or bankruptcy.
(5)	Company is in liquidation and security is being fair valued according to policies and procedures approved by the Aegis Funds Board of Trustees.
(6)	Variable rate demand deposit; the rate shown is the 7-day effective yield as of June 30, 2011.

See Notes to Financial Statements.

Statement of Assets and Liabilities
June 30, 2011
(Unaudited)

Assets
Investments at value (amortized cost $43,460,125)	$42,503,281
Receivable for Fund shares sold	40,554
Interest and dividends receivable	816,059
Prepaid assets	30,546
Total assets	43,390,440
Liabilities
Payable for investments purchased	1,011,458
Accrued advisory fees (Note 3)	17,981
Accrued Trustee and chief compliance officer fees	6,981
Accrued expenses	20,628
Total liabilities	1,057,048
Net assets	$42,333,392
Net assets consist of:
Paid-in capital	$42,590,752
Distributions in excess of net investment income	(32,548)
Accumulated net realized gain from investments	730,295
Net unrealized depreciation of investments and foreign currency	(955,107)
Net assets	$42,333,392
Net asset value, offering and redemption price* per share (4,234,837 shares of beneficial interest outstanding; unlimited number of shares authorized, no par value)	$10.00

*	Value may be less than NAV due to redemption fee.

See Notes to Financial Statements.

Statement of Operations
For the Six Months Ended June 30, 2011
(Unaudited)

Investment Income
Dividend income	$140,224
Interest income	1,265,516
Total investment income	1,405,740
Expenses
Investment advisory fees (Note 3)	154,388
Fund servicing fees	19,836
Trustee & chief compliance officer fees	16,656
Registration fees	15,249
Legal fees	9,344
Printing and postage fees	9,314
Audit fees	8,492
Miscellaneous fees	6,536
Transfer agent & custody fees	5,391
Insurance fees	1,938
Gross expenses	247,144
Waiver of fees	(41,508)
Net expenses	205,636
Net investment income	1,200,104
Realized and unrealized gain/(loss) on investments and foreign currency
Net realized gain on investments	272,867
Net realized gain on foreign currency transactions	1,127
Change in unrealized appreciation/(depreciation) of investments and foreign currency translations	(703,618)
Net realized and unrealized loss on investments and foreign currency	(429,624)
Net increase in net assets resulting from operations	$770,480

See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Periods Ended

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase in net assets from operations
Net investment income	$1,200,104	$1,465,420
Net realized gain on investments	272,867	2,211,141
Net realized gain/(loss) on foreign currency transactions	1,127	(4,747)
Change in unrealized appreciation/(depreciation) of investments and foreign currency translations	(703,618)	(1,192,934)
Net increase in net assets resulting from operations	770,480	2,478,880
Distributions
Net investment income ($0.36 and $0.80 per share, respectively)	(1,232,689)	(1,493,410)
Net realized gain from investments ($0.00 and $0.79 per share, respectively)	—	(1,645,456)
Total distributions	(1,232,689)	(3,138,866)
Capital share transactions*
Subscriptions	26,917,693	29,098,315
Distributions reinvested	998,813	2,713,445
Redemptions	(8,263,897)	(26,169,404)
Redemption fees	70,827	25,565
Total capital share transactions	19,723,436	5,667,921
Net increase in net assets	19,261,227	5,007,935
Net assets at beginning of period	23,072,165	18,064,230
Net assets at end of period	$42,333,392	$23,072,165
Undistributed net investment income/(distributions in excess of net investment income) included in net assets at end of period	$(32,548)	$37
*Share information
Subscriptions	2,634,824	2,801,176
Distributions reinvested	98,359	269,686
Redemptions	(808,152)	(2,534,583)
Net increase in shares	1,925,031	536,279

See Notes to Financial Statements.

Financial Highlights

The table below sets forth financial data for a share of the Fund outstanding throughout each period:

	Six Months Ended June 30, 2011 (Unaudited)	For the Years Ended December 31,
		2010	2009	2008	2007	2006
Per share data:
Net asset value – beginning of period	$9.99	$10.19	$6.78	$9.93	$10.69	$10.17
Income (loss) from investment operations:
Net investment income	0.35	0.79	0.73	0.77	0.74	0.74
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	—	0.59	3.40	(3.14)	(0.64)	0.74
Total from investment operations	0.35	1.38	4.13	(2.37)	0.10	1.48
Less distributions declared to shareholders:
Net investment income	(0.36)	(0.80)	(0.72)	(0.77)	(0.74)	(0.76)
Net realized capital gain	—	(0.79)	—	(0.01)	(0.12)	(0.20)
Total distributions	(0.36)	(1.59)	(0.72)	(0.78)	(0.86)	(0.96)
Redemption fees	0.02	0.01	—	—	—	—
Net asset value – end of period	$10.00	$9.99	$10.19	$6.78	$9.93	$10.69
Total investment return	3.70% (1)	14.22%	63.85%	(25.18)%	0.74%	15.13%
Ratios (to average net assets)/ supplemental data:
Expenses after reimbursement	1.20% (2)	1.20%	1.20%	1.20%	1.20%	1.20	%(3)
Expenses before reimbursement	1.44% (2)	1.90%	2.35%	3.24%	3.21%	5.15%
Net investment income	6.99% (2)	7.64%	8.92%	8.64%	7.06%	7.12%
Portfolio turnover	15% (1)	123%	65%	9%	37%	58%
Net assets at end of period (000’s)	$42,333	$23,072	$18,064	$5,419	$7,553	$3,224

(1)	Not Annualized.
(2)	Annualized.
(3)	Ratio after expense reimbursement, before fees paid indirectly, is 1.20%.

See Notes to Financial Statements

Notes to Financial Statements
June 30, 2011
(Unaudited)

1. The Organization

Aegis High Yield Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified open-end investment management company. The Fund is a series of The Aegis Funds, a Delaware statutory trust established July 11, 2003. The Fund commenced operations January 1, 2004.

The Fund’s principal investment goal is to seek maximum total return with an emphasis on high current income by investing primarily in a portfolio of corporate bonds rated less than investment grade.

2. Summary of Significant Accounting Policies

Security valuation.  Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined by the Board of Trustees. In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund’s advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Under Fair Value Measurements, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

•	Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Notes to Financial Statements
June 30, 2011
(Unaudited)

2. Summary of Significant Accounting Policies  – (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.
•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks and preferred stocks.  Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

Corporate bonds.  The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Short-term investments.  Short-term investments are valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Notes to Financial Statements
June 30, 2011
(Unaudited)

2. Summary of Significant Accounting Policies  – (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the period ended June 30, 2011, there were no significant transfers between Level 1 and 2. The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,212,738	$—	$—	$1,212,738
Corporate Bonds	—	33,501,222	—	33,501,222
Preferred Stocks
Insurance	—	806,322	—	806,322
Oil Companies –
Exploration & Production	946,050	744,150	—	1,690,200
Short-Term Investments**	—	5,292,799	—	5,292,799
Total	$2,158,788	$40,344,493	$—	$42,503,281

*	All sub-categories within common stocks as detailed in the Schedule of Portfolio Investments represent Level 1 evaluation status.
**	The Company maintains a demand deposit in excess of FDIC Insurance limits. As a result, the Company is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Company manages this risk by dealing with a major financial institution and monitoring its credit worthiness.

Foreign risk and currency translation.  The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

Notes to Financial Statements
June 30, 2011
(Unaudited)

2. Summary of Significant Accounting Policies  – (continued)

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments and foreign currencies.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Federal income and excise taxes.  The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders.  Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, if any, will be distributed to shareholders annually.

The character of distributions made during the period from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Notes to Financial Statements
June 30, 2011
(Unaudited)

2. Summary of Significant Accounting Policies  – (continued)

Use of estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other.  The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine tax cost basis when calculating realized gains and losses.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with Aegis Financial Corporation (the “Advisor”) that provides for fees to be computed at an annual rate of 0.90% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2011 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days’ written notice or by the Advisor on ninety (90) days’ written notice. The Fund and the Advisor have also entered into an expense limitation agreement that provides for an expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.20% of the Fund’s average daily net assets. During the six months ended June 30, 2011, the Advisor reimbursed the Fund $41,508.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.20% and the repayment is made within three years after the year in which the Advisor incurred the expense. As of June 30, 2011, there was $431,926 of fees available to be recovered no later than December 31, 2014, of which $138,399, $116,661, $135,358 and $41,508 are recoverable through December 31, 2011, 2012, 2013 and 2014 respectively.

Notes to Financial Statements
June 30, 2011
(Unaudited)

3. Advisory Fees and Other Transactions with Affiliates  – (continued)

Certain officers and trustees of the Fund are also officers and trustees of the Advisor. The Fund pays each trustee not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting. In addition, the Fund pays the chief compliance officer a yearly amount of $20,000, paid on a quarterly basis.

4. Investment Transactions

Purchases and sales of long term investment securities (excluding short term investments) were $22,063,622 and $4,113,762, respectively, for the six months ended June 30, 2011.

5. Distributions to Shareholders and Tax Components of Net Assets

At June 30, 2011, gross unrealized appreciation and depreciation of investments and foreign currency owed by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$43,460,125
Gross unrealized appreciation	$1,024,473
Gross unrealized depreciation	(1,981,317)
Unrealized appreciation on foreign currency	1,239
Net unrealized depreciation	$(955,605)

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$455,754
Undistributed long-term gains	—
Tax accumulated earnings	455,754
Accumulated capital and other losses	$—
Unrealized depreciation on investments and foreign currency	(250,905)
Total accumulated earnings	$204,849

Notes to Financial Statements
June 30, 2011
(Unaudited)

5. Distributions to Shareholders and Tax Components of Net Assets  – (continued)

The tax components of dividends paid during the years ended December 31, 2010 and 2009 were as follows:

	2010	2009
Distributions paid from ordinary income	$2,928,501	$878,314
Distributions paid from long-term capital gains	210,365	—
Total Distributions	$3,138,866	$878,314

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years 2007-2010, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six months ended June 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6. New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

Other Information
(Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund’s toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2011 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Code of Ethics

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund toll-free phone number, 800-528-3780.

Fund Holdings

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Aegis High Yield Fund
℅ UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
Phone: (800) 528-3780
www.aegisfunds.com

Board of Trustees
Scott L. Barbee
David A. Giannini
Eskander Matta
V. Scott Soler

Officers
Scott L. Barbee, President
Sarah Q. Zhang, Treasurer/Secretary/
Chief Compliance Officer

Investment Advisor
Aegis Financial Corporation
1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201-4798

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Independent Registered
Public Accounting Firm
BBD, LLP
1835 Market St., 26th Floor
Philadelphia, Pennsylvania 19103

Counsel
Seward & Kissel LLP
1200 G Street, N.W., Suite 350
Washington, D.C. 20005

Item 2.        Code of Ethics

 Not applicable to semi-annual reports.

Item 3.        Audit Committee Financial Expert

 Not applicable to semi-annual reports.

Item 4.        Principal Accountant Fees and Services

 Not applicable to semi-annual reports.

Item 5.         Audit Committee of Listed Registrants

                    Not applicable.

Item 6.        Schedule of Investments

 The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.        Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

 Not applicable.

Item 8.        Portfolio Managers of Closed-End Management Investment Companies

                    Not applicable.

Item 9.         Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

  Not applicable.

Item 10.       Submission of Matters to a Vote of Security Holders

  Not applicable.

Item 11 - Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the last fiscal half-year (the registrant second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits

(a)(1) Code of Ethics

Not applicable to semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) (Exhibits (a) and (b)).

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) – Filed as an attachment to this filing (Exhibits (c) and (d)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Aegis Funds

By:	/s/ Scott L. Barbee
Scott L. Barbee, President

Date:	August 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott L. Barbee
Scott L. Barbee, President

Date:	August 24, 2011

By:	/s/ Sarah Q. Zhang
Sarah Q. Zhang, Treasurer

Date:	August 24, 2011